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                                                          [EQUITRUST LOGO]
                                                EquiTrust Money
                                                Market Fund, Inc.

                                               ANNUAL REPORT
                                               JULY 31, 2001

                                                INVESTMENT MANAGER AND
                                                PRINCIPAL UNDERWRITER

                                                EQUITRUST INVESTMENT
                                                MANAGEMENT SERVICES, INC.

                                                5400 UNIVERSITY AVENUE
                                                WEST DES MOINES, IA 50266

                                                  1-877-860-2904
                                                        225-5586 (DES MOINES)

                                                 This report is not to be
                                                 distributed unless preceded or
                                                 accompanied by a prospectus.

737-128(01)
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PRESIDENT'S LETTER

Dear Shareholder:

    Since the first of the year, short-term interest rates declined, reducing yields for money market investors. A strong consumer economy and weak industrial economy added up to modest growth during the period. During the first quarter of 2001, inflation-adjusted U.S. Gross Domestic Product (GDP) increased at a 1.2% annual rate, far below the 4.8% pace of a year ago. In response to reports of slowing, the Federal Open Market Committee (FOMC) responded with cuts in the Fed Funds rate of 275 basis points (2.75%). The first cut came in January and the last in August.

    During the past year, money market funds provided refuge from the turbulence of the stock and bond markets as investors contemplated the troubles of the industrial economy, reduced computer orders and slowing sales. The unemployment rate has edged up during the year which gives the stock market angst; unemployed consumers can't continue spending. Subsequently, the broad stock market averages haven't fared very well this year, producing negative returns ranging from -7% to -16%. Similarly, long-term bonds have not done as well either, as inflation expectations have been raised due to low short-term interest rates. In contrast, bonds with short-term maturities have been the one positive performing asset class despite the decline in yields which have been in line with the FOMC's rate cuts.

    The most recent climate makes a case for the important role that money market funds can play in any portfolio. They continue to be appropriate tools to offer a stable and liquid haven for assets to be used for short-term financial needs and emergency cash reserves. The availability of the draftwriting privilege with this Fund is also an attractive feature for those circumstances. Money market funds also provide an opportunity to diversify a portfolio of stock and bond funds. Lastly, as we endure volatility in the capital markets, a money market fund allows your investment to earn a yield while you evaluate other investment options.

                                          /s/ Edward M. Wiederstein

                                           EDWARD M. WIEDERSTEIN
                                           PRESIDENT

August 31, 2001

    An investment in the Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

    Past performance is not a guarantee of future results.

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EQUITRUST MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2001

 ASSETS
 Investments in securities, at value (equivalent to
  amortized cost).......................................    $ 28,775,742
 Cash...................................................       1,994,852
 Receivables:
   Accrued interest.....................................           9,702
   Investment securities sold...........................         225,437
 Prepaid expenses and other assets......................           1,035
                                                            ------------
 Total Assets...........................................    $ 31,006,768
                                                            ============
 LIABILITIES AND NET ASSETS
 Liabilities:
   Investment securities purchased......................    $  1,493,510
   Accounts payable to EquiTrust Investment Management
    Services, Inc.......................................          21,630
   Fund shares purchased................................         352,425
   Accrued expenses.....................................          15,580
   Dividends payable....................................             533
                                                            ------------
 Total Liabilities......................................       1,883,678

 Net assets applicable to 29,123,090 shares of capital
  stock outstanding.....................................      29,123,090
                                                            ------------

 Total Liabilities and Net Assets.......................    $ 31,006,768
                                                            ============

 NET ASSET VALUE PER SHARE..............................    $       1.00
                                                            ============

SEE ACCOMPANYING NOTES.

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EQUITRUST MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2001

 INVESTMENT INCOME
 Interest...............................................    $  1,658,554

 EXPENSES
 Paid to EquiTrust Investment Management Services, Inc.:
  Investment advisory and management fees...............          74,916
  Shareholder service, transfer and dividend disbursing
   agent fees...........................................         115,770
  Accounting fees.......................................          14,983
 Custodian fees.........................................          76,470
 Professional fees......................................          18,034
 Directors' fees and expenses...........................          14,829
 Reports to shareholders................................          26,370
 Registration fees......................................          16,692
 Miscellaneous..........................................           3,208
                                                            ------------
 Total Expenses.........................................         361,272
 Fees paid indirectly...................................         (11,111)
                                                            ------------
 Net Expenses...........................................         350,161
                                                            ------------
 Net Increase in Net Assets Resulting from Operations...    $  1,308,393
                                                            ============

SEE ACCOMPANYING NOTES.

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EQUITRUST MONEY MARKET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                            YEAR ENDED JULY 31,
                                          ------------------------
                                             2001         2000
                                          -----------  -----------
OPERATIONS
Net investment income...................  $ 1,308,393  $ 1,367,954
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income...................   (1,308,393)  (1,367,954)
                                          -----------  -----------
                                              -0-          -0-
CAPITAL SHARE TRANSACTIONS..............   (1,185,890)  (1,065,346)
                                          -----------  -----------
Total Decrease in Net Assets............   (1,185,890)  (1,065,346)
NET ASSETS
Beginning of year.......................   30,308,980   31,374,326
                                          -----------  -----------
End of year.............................  $29,123,090  $30,308,980
                                          ===========  ===========

SEE ACCOMPANYING NOTES.

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EQUITRUST MONEY MARKET FUND, INC.
SCHEDULE OF INVESTMENTS
JULY 31, 2001

                                                    ANNUALIZED
                                                     YIELD ON
                                                     PURCHASE    PRINCIPAL
                                                       DATE       AMOUNT        VALUE
                                                    ----------  -----------  ------------
COMMERCIAL PAPER (21.03%)
------------------------------
  NONDEPOSITORY INSTITUTIONS
  American General Finance Co., 3.75%, due
   8/23/01........................................      3.749%  $1,400,000   $ 1,400,000
  General Electric Capital Corp., 3.74%, due
   8/20/01........................................      3.739    1,400,000     1,400,000
  John Deere Capital Corp., 3.74%, due 8/01/01....      3.739    1,325,000     1,325,000
  Texaco, Inc., 3.75%, due 8/03/01................      3.751    1,000,000     1,000,000
  Wells Fargo Financial, 3.73%, due 8/16/01.......      3.729    1,000,000     1,000,000
                                                                             -----------
Total Commercial Paper............................                             6,125,000
UNITED STATES GOVERNMENT AGENCIES (77.78%)
--------------------------------------------------
  Federal Farm Credit Bank, due 8/09/01...........      3.681    1,500,000     1,498,791
  Federal Farm Credit Bank, due 8/17/01...........      3.679      700,000       698,873
  Federal Farm Credit Bank, due 8/22/01...........      3.671    1,400,000     1,397,049
  Federal Home Loan Bank, due 8/02/01.............      3.732    1,500,000     1,499,847
  Federal Home Loan Bank, due 8/06/01.............      3.679      755,000       754,620
  Federal Home Loan Bank, due 8/08/01.............      3.689    1,100,000     1,099,222
  Federal Home Loan Bank, due 8/10/01.............      3.628    1,475,000     1,473,682
  Federal Home Loan Bank, due 8/15/01.............      3.691    1,500,000     1,497,880
  Federal Home Loan Bank, due 8/16/01.............      3.678      240,000       239,638
  Federal Home Loan Bank, due 8/17/01.............      3.547      790,000       788,774
  Federal Home Loan Bank, due 8/21/01.............      3.675    1,060,000     1,057,870
  Federal Home Loan Bank, due 9/05/01.............      3.681    1,490,000     1,484,759
  Federal Home Loan Mortgage Corp., due 8/07/01...      3.685    1,155,000     1,154,301
  Federal Home Loan Mortgage Corp., due 8/14/01...      3.686    1,500,000     1,498,033
  Federal Home Loan Mortgage Corp., due 8/28/01...      3.688      555,000       553,490
  Federal Home Loan Mortgage Corp., due 9/11/01...      3.649      910,000       906,285
  Federal Home Loan Mortgage Corp., due 9/13/01...      3.605    1,500,000     1,493,657
  Federal National Mortgage Assoc., due 8/13/01...      3.608      630,000       629,253
  Federal National Mortgage Assoc., due 9/04/01...      3.654    1,675,000     1,669,317
  Federal National Mortgage Assoc., due 9/07/01...      3.614    1,260,000     1,255,401
                                                                             -----------
Total United States Government Agencies...........                            22,650,742
                                                                             -----------
Total Investments (98.81%)........................                            28,775,742
OTHER ASSETS LESS LIABILITIES (1.19%)
-----------------------------------------
  Cash, receivables, prepaid expenses, and other
   assets, less liabilities.......................                               347,348
                                                                             -----------
Total Net Assets (100.00%)........................                           $29,123,090
                                                                             ===========

SEE ACCOMPANYING NOTES.

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EQUITRUST MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2001

1.  SIGNIFICANT ACCOUNTING POLICIES

    EquiTrust Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company and operates in the mutual fund industry.

    The Fund values investments at amortized cost, which approximates market. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the Fund.

    The Fund records investment transactions generally on the trade date. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost. Interest income is recognized on an accrual basis.

    During 2001, the Fund entered into a master repurchase agreement arrangement with a bank. Through this arrangement, excess cash is deposited overnight, earning interest at a prevailing interest rate determined by the bank. Due to the highly liquid nature of this deposit, such amounts held at July 31, 2001 ($174,563), have been reported as cash.

    All of the Fund's net investment income and any realized gains and losses on portfolio investments are declared as dividends daily to shareholders of record as of the preceding business day.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  FEDERAL INCOME TAXES

    No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes.

3.  MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES

    The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. ("EquiTrust Investment") relating to the management of the Fund and the investment of its assets. Pursuant to these agreements, fees paid to EquiTrust Investment are as follows: (1) investment advisory and management fees, which are based on the Fund's average daily net assets, currently at an annual rate of 0.25%; (2) shareholder service, transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by the investment adviser, plus an annual per account

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EQUITRUST MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES (CONTINUED) charge of $9.00; and (3) accounting fees, which are based on the Fund's average daily net assets at an annual rate of 0.05%, with a maximum annual expense of $30,000.

    EquiTrust Investment has agreed to reimburse the Fund annually for its total expenses, excluding brokerage, interest, taxes and extraordinary expenses, in excess of 1.50% of the Fund's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the Fund for such period.

    Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., the indirect parent of EquiTrust Investment, and other affiliated entities. At July 31, 2001, FBL Financial Group, Inc. and its affiliated companies owned 1,790,582 shares in the Fund.

4.  EXPENSE OFFSET ARRANGEMENTS

    The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Funds' cash on deposit with the bank. Such deposit agreement is an alternative to overnight investments.

5.  CAPITAL SHARE TRANSACTIONS

    Net assets as of July 31, 2001 consisted of:

 Capital Stock (500,000,000 shares of $.001 par value
   Capital Stock authorized)............................    $     29,123
 Additional paid-in capital.............................      29,093,967
                                                            ------------
 Net Assets.............................................    $ 29,123,090
                                                            ============

    Transactions in Capital Stock were as follows:

                                                YEAR ENDED JULY 31,
                                ----------------------------------------------------
                                          2001                       2000
                                -------------------------  -------------------------
                                  SHARES        AMOUNT       SHARES        AMOUNT
                                -----------  ------------  -----------  ------------
Shares sold...................   83,100,096  $ 83,100,096   92,355,650  $ 92,355,650
Shares issued in reinvestment
 of dividends and
 distributions................    1,295,477     1,295,477    1,237,946     1,237,946
Shares redeemed...............  (85,581,463)  (85,581,463) (94,658,942)  (94,658,942)
                                -----------  ------------  -----------  ------------
Net Decrease..................   (1,185,890) $ (1,185,890)  (1,065,346) $ (1,065,346)
                                ===========  ============  ===========  ============

EQUITRUST MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  DIVIDENDS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and are payable on the last business day of the month. Dividends for the year ended July 31, 2001 were paid as follows:

PAYABLE DATE
------------
August 31, 2000...................................    $      .0044
September 29, 2000................................           .0042
October 31, 2000..................................           .0045
November 30, 2000.................................           .0043
December 29, 2000.................................           .0042
January 31, 2001..................................           .0042
February 28, 2001.................................           .0033
March 30, 2001....................................           .0033
April 30, 2001....................................           .0031
May 31, 2001......................................           .0028
June 29, 2001.....................................           .0023
July 31, 2001.....................................           .0025
                                                      ------------
Total Dividends Per Share.........................    $      .0431
                                                      ============

EQUITRUST MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED JULY 31,
                                                --------------------------------------------------------
                                                  2001        2000        1999        1998        1997
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year............  $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
  Income From Investment Operations
    Net investment income.....................    0.043       0.044       0.039       0.043       0.040
                                                -------     -------     -------     -------     -------
  Total from investment operations............    0.043       0.044       0.039       0.043       0.040
                                                -------     -------     -------     -------     -------
  Less Distributions
    Dividends (from net investment income)....   (0.043)     (0.044)     (0.039)     (0.043)     (0.040)
                                                -------     -------     -------     -------     -------
  Total distributions.........................   (0.043)     (0.044)     (0.039)     (0.043)     (0.040)
                                                -------     -------     -------     -------     -------
Net asset value, end of year..................  $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
                                                =======     =======     =======     =======     =======
Total Return:
  Total investment return based on net asset
   value (1)..................................     4.40%       4.51%       3.91%       4.44%       3.99%

Ratios/Supplemental Data:
  Net assets, end of period ($000's
   omitted)...................................  $29,123     $30,309     $31,374     $26,364     $23,054
  Ratio of total expenses to average net
   assets.....................................     1.20%       1.41%       1.30%       1.27%       1.55%
  Ratio of net expenses to average net
   assets.....................................     1.17%       1.37%       1.23%       1.27%       1.51%
  Ratio of net investment income to average
   net assets.................................     4.36%       4.42%       3.83%       4.40%       3.90%

Information assuming no voluntary
 reimbursement by EquiTrust Investment of
 excess operating expenses (see NOTE 3):
  Per share net investment income.............                                                  $ 0.040
  Ratio of expenses to average net assets.....                                                     1.55%
  Amount reimbursed...........................                                                  $10,590

--------------------------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

SEE ACCOMPANYING NOTES.

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REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
EquiTrust Money Market Fund, Inc.

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of EquiTrust Money Market Fund, Inc. as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EquiTrust Money Market Fund, Inc. at July 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                  /s/ Ernst & Young LLP

Des Moines, Iowa
August 30, 2001